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                                                                      EXHIBIT 23

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-115796 of CenterPoint Energy, Inc. on Form S-8 of our report dated June 9, 2006 appearing in this Annual Report on Form 11-K of the CenterPoint Energy Savings Plan for the year ended December 31, 2005.


/S/ McConnell & Jones, LLP

Houston, Texas
June 28, 2006